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                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                               February 23, 2001



We hereby consent to the incorporation by reference of our reports dated December 1, 2000, which are incorporated in this Form S-8 Registration Statement.



                                                     /s/ Hurley & Company